                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2002

                               PRINTVILLAGE, INC.
   --------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

          Nevada                           0-15102                    11-1706583

(State or other jurisdiction          (Commission File              (IRS Employer
    of incorporation)                      Number)              Identification Number)

      6278 North Federal Highway, Suite 406, Fort Lauderdale, Florida 33308
 -------------------------------------------------------------------------------------
                     (Address of Principal Executive Office)

                                 (954) 616-6016
                              --------------------
               (Registrant's telephone number including area code)

                                   TOKN, Inc.
                     --------------------------------------
                                  (Former name)

                                       1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an Asset Purchase Agreement dated May 17, 2002, Printvillage (the
"Company") acquired all interests, content, applicable trademarks and/or copyrights of "Driveasign.com", an Internet web site and domain name, from
Advanced Auto Advertising, LLC (the "Seller"), for 100,000 shares of the
Company's common stock and 100,000 non-transferrable share purchase warrants.
Each warrant is exercisable for one additional share of common stock at a price of $2.50 per share for a period of three years. All shares will be restricted shares, as defined by Rule 144 of the Securities Act of 1933, as amended.
Printvillage will also pay the Seller 5% of the net revenues generated by franchising activities quarterly.

Pursuant to an Asset Purchase Agreement dated June 7, 2002, the Company acquired all interests, content and applicable trademarks and/or copyrights of
OneModelPlace.com, ("OMP") an Internet web site and domain name for 75,000 shares of the Company's common stock and 75,000 non-transferrable share purchase warrants. Each warrant is exercisable for one additional share of common stock at a price of $2.50 for a period of two years. All shares will be restricted shares, as defined by Rule 144. In consideration for his technical participation in the development of OMP, the Company will pay Stuart Burden $40,000 over the next two years, and quarterly payment equal to 5% of the net revenues generated by franchising activities.

Item 7. Financial Statements and Exhibits

    Exhibits:

          2.1     Asset Purchase Agreement with Advanced Auto Advertising LLC, dated May 17, 2002

          2.2     Asset Purchase Agreement with OneModelPlace.com, dated
                  June 7, 2002

                                       2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report on Form 8_K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRINTVILLAGE, INC.

   Date: July 17, 2002                     By: /s/ Michael Choo
                                           ------------------------------------
                                                   Michael Choo
                                                   Chief Executive Officer and President

                                       3

Exhibit 2.1
                                     FORM OF
                                [GRAPHIC OMITTED]
                            6278 N. Federal Hwy, #406
                            Ft. Lauderdale, FL 33308
                      Tel: 954-616-6016 o Fax: 954-337-6116

                                 May 17 rd, 2002

                            ASSET PURCHASE AGREEMENT

This Purchase Agreement (this "Agreement") is made and entered into as of this
17th day of May, 2002, by and among PRINTVILLAGE, INC., a Nevada corporation
("Printvillage" or the "Purchaser"), with its principal business address at 5750
North Powerline Road, Fort Lauderdale, Florida 33309; and ADVANCED AUTO
ADVERTISING LLC., ("AAA"), with its principal business address at 167 Yacht Club
Way, Suite 304, Hypoluxo, FL, 33462 and KEITH ADKINS AND ALEX WHITMORE, the
owners of AAA (individually, the "Seller" and collectively, the "Sellers"). AAA and Sellers are sometimes collectively referred to in the Agreement as "Selling
Parties". Purchaser and the Selling Parties are sometimes collectively referred to in the Agreement as the "Parties".

WHEREAS, the Seller owns the web domain and all intellectual property for
Driveasign.com; and

WHEREAS, upon the terms and conditions of this Agreement, the Purchaser desires to purchase from the Sellers and the Sellers desire to sell to the Purchaser the web domain name and all intellectual property for Driveasign.com; and

THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, the Parties agree as follows:

This purchase agreement (this agreement) with respect to the principal terms and conditions under which the Purchaser will acquire the Seller's internet Web Site and domain name Driveasign.com, its trademarks and copyrights, as well as its content as currently portrayed on the Internet for purposes of redesign and implementation under a new financial model. Such transaction is hereinafter referred to as the "Acquisition."

        1. Purchase of Assets. At the closing (the "Closing"), subject to the satisfaction of all conditions precedent contained in the Purchase Agreement, the Purchaser will purchase from the Seller, and the Seller will sell to the
Purchaser, free and clear of any liens, charges, restrictions or encumbrances thereon, all interests, content, and applicable trademarks and/or copyrights of
Driveasign.com to Printvillage, Inc., including any such materials held by assigns or third parties or used therein.

        2. Purchase Price. The purchase price for the Web Site and domain name
Driveasign.com, its trademarks and copyrights, as well as its content as currently portrayed on the Internet will be 100,000 shares in the form of a noncash consideration of the stock of the Purchase. In addition, Seller will be granted 100,000 non-transferrable share purchase warrants. Each warrant is to be exercisable for the purchase of one additional common share for three years at a price of $2.50. The shares of common stock of Printvillage issued to Seller shall be restricted shares, as defined by Rule 144 of the Securities Act of
1933, as amended. Seller shall receive 5% of the net revenues generated by franchising activities with participation in helping to customize individual sites, which will be paid in quarterly installments to match other quarterly payments herein.

Should PrintVillage sell Driveasign.com within the three year period, Seller will receive a percentage of the net proceeds of such sale, payable upon receipt of clear funds by PrintVillage, Inc. nullifying any other previous agreements made.

    If sold within the first year:       15% participation in the net proceeds of sale
    If sold within the second year:      10% participation in the net proceeds of sale
    If sold within the third year:        5% participation in the net proceeds of sale

    2a. Share Ownership. Share ownership is to be transferred to an individual or business entity via Florida Atlantic Stock Transfer no later than May 30th,
2002.

    2b. Commission on Sales. For the first three years, seller shall be entitled to
5% share of the net revenues of all print (Digital Lithography) sales originating from the site which will be paid in quarterly installments to match other quarterly payments herein.

Seller will have the right continue to use the website name and build its business, aided by Purchaser for purposes of raising the viability and self sufficiency of Advanced Auto Advertising. During the business development period, AAA will have the right to approach, sell, and service the clients of
Purchaser for a 20% commission of net sales capped at $100,000. In this period,
Purchaser will commit resources to the infrastructure of AAA and web domain infrastructure.

        3. Definitive Agreement. The Purchaser and the Seller hereby agree to use reasonable diligence to commence good faith negotiations in order to execute and deliver a definitive asset purchase relating to the Acquisition (the "Purchase
Agreement") acceptable to parties hereto on or prior to May 24th, 2002. All terms and conditions concerning the Acquisition shall be stated in the Purchase
Agreement, including without limitation, representations, warranties, covenants and indemnities that are usual and customary in a transaction of this nature as such may be mutually agreed upon between the parties. Subject to the satisfaction of all conditions precedent contained in the Purchase Agreement, the Closing will take place no later than May 30th, 2002 or as soon thereafter as possible. The Purchaser's obligation to execute, deliver and perform the
Purchase Agreement is conditioned upon approval by the Purchaser's Board of
Directors.

        4. Representations and Warranties. The Agreement will contain representations and warranties customary to transactions of this type, including without limitation, representations and warranties by the Seller as to

        (a) disclosure of all the Seller's contracts, commitments and liabilities, direct or contingent;

        (b) the physical condition, suitability, ownership and absence of liens, claims and other adverse interests with respect to the Seller's assets;

        (c) the absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of the Seller;

        (d) absence of pending or threatened material litigation, investigations or other matters affecting the Acquisition;

        (e) the Seller's compliance with laws and regulations applicable to its business and obtaining all licenses and permits required for its business.

        5. Conditions to Consummation of the Acquisition. The respective obligations of the parties with respect to the Acquisition shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation,

        (a) execution of the Purchase Agreement by all parties;

        (b) approval of the Acquisition by the Board of Directors of the Purchaser;

        (c) absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of the Seller;

        (d) absence of pending or threatened litigation, investigations or other matters affecting the Seller or the Acquisition;

        (e) satisfactory completion by the Purchaser of a due diligence investigation of the Seller;

        (f) confirmation that the representations and warranties of the Seller and the Company are true and accurate in all respects;

        (g) the Purchaser obtaining financing [Equity financing through stock sale]; and

        (h) the Company having entered into non-competition agreement acceptable to the Purchaser.

        6. Access to Company. The Seller will give the Purchaser and its representatives full access to any personnel and all properties, documents, contracts, books, records and operations of the Web Domain relating to its business.
The Seller will cause the Company to cooperate in this regard. The Seller will furnish the Purchaser with copies of documents and with such other information as the Purchaser may request.

7. No Other Offers. Neither the Seller nor the Company (or the Company's
directors, officers, employees, agents or representatives) will solicit, encourage or entertain proposals from or enter into negotiations with or furnish any nonpublic information to any other person or entity regarding the possible sale of the Company's business, assets or stock. The Seller shall notify the
Purchaser promptly of any proposals by third parties with respect to the acquisition of all or any portion of the Company's business, assets or stock and furnish the Purchaser the material terms thereof. The Seller shall deal exclusively with the Purchaser with respect to any such possible transaction and the Purchaser shall have the right to match such proposed transactions in lieu of such third parties.

8. Conduct of Business. The Seller shall conduct its business in the ordinary course, consistent with the present conduct of its business and previous practices, with no dividend or stock distributions.

9. Expenses. Each of the parties shall pay all of its expenses incident to this letter, the Purchase Agreement and consummation of the transactions contemplated hereby and thereby. The Seller and the Purchaser each represent and warrant that there are no brokerage or finder's fees which are or will be payable in connection with the Acquisition.

10. Confidentiality. Each of the parties hereto agrees that it will not use, or permit the use of, any of the information relating to the Company or the
Purchaser respectively furnished to each other in connection with this letter, the Purchase Agreement or the Acquisition ("Confidential Information"), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the Company or the Purchaser or otherwise than in connection with this letter, the Agreement and the transactions contemplated hereby and thereby. None of the parties hereto will, and the Seller will cause the Company and its directors, officers, employees, agents and representatives not to, disclose, divulge, provide or make accessible any of the Confidential Information to any person or entity, other than their responsible officers, employees, advisors or attorneys or otherwise as required by law or regulation. The provisions of this paragraph 10 and the following paragraph 11 are in addition to, and shall not supersede, the Confidentiality
Agreement, dated as of April 12, 2002, between the Purchaser and the Seller.

11. Disclosure. Without the prior written consent of the other party hereto, neither party hereto will, and each party hereto will cause its directors, officers, employees, agents, other representatives and affiliates not to, disclose to any person the fact that discussions or negotiations are taking place concerning the transactions contemplated hereby, the status thereof, or the existence of this letter and the terms thereof, unless in the opinion of such party disclosure is required to be made under the Securities Act of 1933 or the Securities Exchange Act of 1934, and such disclosure is made after prior consultation with the other party. Neither party will issue any public announcement concerning the transaction without the approval of the other party, except as may be required by law (it being noted that the parties have mutually approved a public announcement to be issued simultaneously with the execution of this agreement).

12. Termination. Termination of negotiations by the Purchaser on the one hand and the Seller on the other prior to the execution and delivery of the Purchase
Agreement shall be without liability and no party hereto shall be entitled to any form of relief whatsoever, including, without limitation, injunctive relief or damages. Upon the earlier of

        (a) the mutual written agreement of the parties hereto or

        (b) the failure by the parties hereto to execute and deliver the
            Purchase Agreement on or prior to May 24, 2002, this letter shall terminate and the parties shall be released from all liabilities and obligations with respect to the subject matter hereof, except as provided in the second paragraph of page 1 of this letter.

13. The Closing. The closing of the transaction (the "Closing") shall take place at the offices of Purchaser, no later than 5:00 p.m. EDT, or by facsimile, on
May 24, 2002, or at such other place and/or time as the Parties may agree in writing, but in no event later than June 1, 2002 (the "Closing Date"). In the event that the conditions specified in the Agreement have not been fulfilled by such Closing Date, Purchaser (if such failure of conditions is on the part of
Selling Parties) or (if such failure of conditions is on the part of the
Purchaser) may extend the Closing for a period or periods not exceeding an aggregate of thirty (30) days by written notice, and the no-shop period described in Section 7 shall likewise be automatically extended to such Closing
Date.

    13.1 Selling Parties' Obligations at the Closing. At the Closing, the Sellers
shall deliver or cause to be delivered to Purchaser: All intellectual property for Driveasign.com, and such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Purchaser's counsel, so as to effectively vest in the Purchaser good title to the Web Domain, together with all documents, books and records required to be delivered to the Purchaser under the provisions of the Agreement, free and clear of all liens and encumbrances.

The Seller, at any time before or after the Closing, shall execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by the Purchaser and shall take any other action consistent with the terms of the Agreement that may reasonably be requested by the Purchaser for the purpose of assigning, transferring, granting, conveying and confirming to the Purchaser, or reducing to possession, the intellectual property and web domain. If requested by the
Purchaser, Sellers agree to prosecute or otherwise enforce in their own names for the benefit of the Purchaser any claims, rights or benefits that are transferred to the Purchaser by this Agreement and that require prosecution or enforcement in either of the Sellers' name. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at the
Purchaser's expense, unless the prosecution or enforcement is made necessary by a breach of the Agreement by the Selling Parties.

    13.2 Purchaser's Obligation at the Closing. At the Closing, the Purchaser
shall deliver to the Sellers against delivery of the items specified; and execute instructions to the Purchaser's stock transfer agent to prepare certificates for that number of shares of Restricted Stock of Purchaser. The Restricted Stock
issued shall come with restricted legends and stop transfer instructions. Such
Restricted Stock shall be delivered to the Sellers, or its nominee, in the relative proportions within seven (7) business days after the Closing.

        14. MISCELLANEOUS

    14.1 Further Actions. Each party shall execute and deliver such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by the Agreement.

    14.2 Severable Covenants. In the event that any provision contained herein is declared invalid or illegal, the other provisions hereof shall not be affected or impaired thereby and shall remain valid and enforceable.

    14.3 Specific Performance. In the event of a breach or threatened breach by any party hereto of the provisions of the Agreement, any other party hereto shall be entitled to specific performance. Nothing herein shall be construed as prohibiting any party hereto from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

    14.4 Nominee. In the event Purchaser elects to assign the Agreement to a wholly owned subsidiary of Purchaser other than TvTaxi, Inc., Sellers hereby consent to any such assignment so long as Purchaser unconditionally and irrevocably guarantees the obligations of such subsidiary hereunder and any stock issued is that of Purchaser. The foregoing notwithstanding Sellers hereby agree that the
Purchaser may assign the Agreement to TvTaxi without Sellers' consent.

        15. Counterparts. This Purchase agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. In addition, execution of the Agreement may be transmitted by one party to the other via facsimile.

IN WITNESS WHEREOF, the Parties to the Agreement have duly executed it as of the day and year first above written. PRINTVILLAGE PRINTVILLAGE, INC.

         ATTEST:

/s/ Brett Cramer                                          /s/ Michael Choo
------------------------------------                 ------------------------------------
    Brett Cramer, Vice President                              Michael Choo, President

ADVANCED AUTO ADVERTISING                   ADVANCED AUTO ADVERTISING LLC.

ATTEST:

/s/ John A. Whitmore                                      /s/ Keith Adkins
------------------------------------                 ------------------------------------
       Alex Whitmore, Seller                                  Keith Adkins, Seller

Exhibit 2.2
                                     FORM OF
                                [GRAPHIC OMITTED]
                            6278 N. Federal Hwy, #406
                            Ft. Lauderdale, FL 33308
                      Tel: 954-616-6016 o Fax: 954-337-6116

                                 June 7th, 2002

                            ASSET PURCHASE AGREEMENT

This Purchase Agreement (this "Agreement") is made and entered into as of this
7th day of June, 2002, by and among PRINTVILLAGE, INC., a Nevada corporation
("Printvillage" or the "Purchaser"), with its principal business address at 5750
North Powerline Road, Fort Lauderdale, Florida 33309; and OneModelPlace.com,
("OMP"), with its principal business address at 8560 Allegheny Circle, Victoria,
MN 55386 and Stuart Burden, the owner of OMP. OMP are sometimes collectively referred to in the Agreement as "Selling Party". Purchaser and the Selling Party
are sometimes collectively referred to in the Agreement as the "Parties".

WHEREAS, the Seller owns the web domain and all intellectual property for
onemodelplace.com; and

WHEREAS, upon the terms and conditions of this Agreement, the Purchaser desires to purchase from the Sellers and the Sellers desire to sell to the Purchaser the web domain name and all intellectual property for onemodelplace.com; and

THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement, the Parties agree as follows:

This purchase agreement (this agreement) with respect to the principal terms and conditions under which the Purchaser will acquire the Seller's internet Web Site and domain name OneModelPlace.com, its trademarks and copyrights, as well as its content as currently portrayed on the Internet for purposes of redesign and implementation under a new financial model. Such transaction is hereinafter referred to as the "Acquisition."

1. Purchase of Assets. At the closing (the "Closing"), subject to the satisfaction of all conditions precedent contained in the Purchase Agreement, the Purchaser will purchase from the Seller, and the Seller will sell to the
Purchaser, free and clear of any liens, charges, restrictions or encumbrances thereon, all interests, content, and applicable trademarks and/or copyrights of
OneModelPlace.com to Printvillage, Inc., including any such materials held by assigns or third parties or used therein.

2.  Purchase  Price.  The  purchase  price  for the Web  Site  and  domain  name
OneModelPlace.com,  its  trademarks  and  copyrights,  as well as its content as currently  portrayed  on the  Internet  will be  75,000  shares in the form of a noncash consideration of the stock of the Purchase. In addition,  Seller will be granted 75,000  non-transferrable share purchase warrants. Each warrant is to be exercisable  for the purchase of one additional  common share for two years at a price of $2.50.  The  shares of common  stock of  Printvillage  issued to Seller shall be  restricted  shares,  as defined by Rule 144 of the  Securities  Act of
1933, as amended.

The purchaser agrees to pay Stuart Burden, $40,000 over two years for his continuing technical participation in the development of OneModelPlace.com. If payment in full is made before December 31st, 2003 then a discount of 10% shall be deducted from total contract price.

The purchaser also agrees to purchase from seller, the servers and storage media upon which the domain name ONEMODELPLACE.COM and its attendant content reside for $4,400.

Seller shall receive 5% of the net revenues generated by franchising activities with participation in helping to customize individual sites, which will be paid in quarterly installments to match other quarterly payments herein.

Should PrintVillage sell OneModelPlace.com within the three year period, Seller will receive a percentage of the net proceeds of such sale, payable upon receipt of clear funds by PrintVillage, Inc. nullifying any other previous agreements made.

  If sold within the first year:              15% participation in the net proceeds of sale
  If sold within the second year:             10% participation in the net proceeds of sale
  If sold within the third year:               5% participation in the net proceeds of sale

    2a. Share Ownership. Share ownership is to be transferred to an individual or business entity via Florida Atlantic Stock Transfer no later than June 15th,
2002.

    2b. Commission on Sales. For the first three years, seller shall be entitled to 10% share of the net revenues of all print (Digital Lithography) sales originating from the site and 5% of membership fees originating from
OneModelPlace.com for his continued participation.

3. Definitive Agreement. The Purchaser and the Seller hereby agree to use reasonable diligence to commence good faith negotiations in order to execute and deliver a definitive asset purchase relating to the Acquisition (the "Purchase
Agreement") acceptable to parties hereto on or prior to June 7th, 2002. All terms and conditions concerning the Acquisition shall be stated in the Purchase
Agreement, including without limitation, representations, warranties, covenants and indemnities that are usual and customary in a transaction of this nature as such may be mutually agreed upon between the parties. Subject to the satisfaction of all conditions precedent contained in the Purchase Agreement, the Closing will take place no later than June 7th, 2002 or as soon thereafter as possible. The Purchaser's obligation to execute, deliver and perform the
Purchase Agreement is conditioned upon approval by the Purchaser's Board of
Directors.

4. Representations and Warranties. The Agreement will contain representations and warranties customary to transactions of this type, including without limitation, representations and warranties by the Seller as to

        (a) disclosure of all the Seller's contracts, commitments and liabilities, direct or contingent;

        (b) the physical condition, suitability, ownership and absence of liens, claims and other adverse interests with respect to the Seller's assets;

        (c) the absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of the Seller
            and

        (d) absence of pending or threatened material litigation, investigations or other matters affecting the Acquisition.

        5. Conditions to Consummation of the Acquisition. The respective obligations of the parties with respect to the Acquisition shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation,

        (a) execution of the Purchase Agreement by all parties;

        (b) approval of the Acquisition by the Board of Directors of the Purchaser;

        (c) absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of the Seller;

        (d) absence of pending or threatened litigation, investigations or other matters affecting the Seller or the Acquisition;

        (e) satisfactory completion by the Purchaser of a due diligence investigation of the Seller;

        (f) confirmation that the representations and warranties of the Seller and the Company are true and accurate in all respects;

        (g) the Purchaser obtaining financing [Equity financing through stock sale]; and

        (h) the Company having entered into non-competition agreement acceptable to the Purchaser.

        6. Access to Company. The Seller will give the Purchaser and its representatives full access to any personnel and all properties, documents, contracts, books, records and operations of the Web Domain relating to its business. The Seller will cause the Company to cooperate in this regard. The Seller will furnish the Purchaser with copies of documents and with such other information as the Purchaser may request.

        7. No Other Offers. Neither the Seller nor the Company (or the Company's
directors, officers, employees, agents or representatives) will solicit, encourage or entertain proposals from or enter into negotiations with or furnish any nonpublic information to any other person or entity regarding the possible sale of the Company's business, assets or stock. The Seller shall notify the
Purchaser promptly of any proposals by third parties with respect to the acquisition of all or any portion of the Company's business, assets or stock and furnish the Purchaser the material terms thereof. The Seller shall deal exclusively with the Purchaser with respect to any such possible transaction and the Purchaser shall have the right to match such proposed transactions in lieu of such third parties.

        8. Conduct of Business. The Seller shall conduct its business in the ordinary course, consistent with the present conduct of its business and previous practices, with no dividend or stock distributions.

        9. Expenses. Each of the parties shall pay all of its expenses incident to this letter, the Purchase Agreement and consummation of the transactions contemplated hereby and thereby. The Seller and the Purchaser each represent and warrant that there are no brokerage or finder's fees which are or will be payable in connection with the Acquisition.

        10. Confidentiality. Each of the parties hereto agrees that it will not use, or permit the use of, any of the information relating to the Company or the
Purchaser respectively furnished to each other in connection with this letter, the Purchase Agreement or the Acquisition ("Confidential Information"), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the Company or the Purchaser or otherwise than in connection with this letter, the Agreement and the transactions contemplated hereby and thereby. None of the parties hereto will, and the Seller will cause the Company and its directors, officers, employees, agents and representatives not to, disclose, divulge, provide or make accessible any of the Confidential Information to any person or entity, other than their responsible officers, employees, advisors or attorneys or otherwise as required by law or regulation. The provisions of this paragraph 10 and the following paragraph 11 are in addition to, and shall not supersede, the Confidentiality
Agreement, dated as of April 12, 2002, between the Purchaser and the Seller.

        11. Disclosure. Without the prior written consent of the other party hereto, neither party hereto will, and each party hereto will cause its directors, officers, employees, agents, other representatives and affiliates not to, disclose to any person the fact that discussions or negotiations are taking place concerning the transactions contemplated hereby, the status thereof, or the existence of this letter and the terms thereof, unless in the opinion of such party disclosure is required to be made under the Securities Act of 1933 or the Securities Exchange Act of 1934, and such disclosure is made after prior consultation with the other party. Neither party will issue any public announcement concerning the transaction without the approval of the other party, except as may be required by law (it being noted that the parties have mutually approved a public announcement to be issued simultaneously with the execution of this letter).

        12. Termination. Termination of negotiations by the Purchaser on the one hand and the Seller on the other prior to the execution and delivery of the Purchase
Agreement shall be without liability and no party hereto shall be entitled to any form of relief whatsoever, including, without limitation, injunctive relief or damages. Upon the earlier of (a) the mutual written agreement of the parties hereto or (b) the failure by the parties hereto to execute and deliver the
Purchase Agreement on or prior to May 24, 2002, this letter shall terminate and the parties shall be released from all liabilities and obligations with respect to the subject matter hereof, except as provided in the second paragraph of page
1 of this letter.

        13. The Closing. The closing of the transaction (the "Closing") shall take place at the offices of Purchaser, no later than 5:00 p.m. EDT, or by facsimile, on June 7rd, 2002, or at such other place and/or time as the Parties may agree in writing, but in no event later than June 14th, 2002 (the "Closing
Date"). In the event that the conditions specified in the Agreement have not been fulfilled by such Closing Date, Purchaser (if such failure of conditions is on the part of Selling Parties) or OMP (if such failure of conditions is on the part of the Purchaser) may extend the Closing for a period or periods not exceeding an aggregate of thirty (30) days by written notice, and the no-shop period described in Section 7 shall likewise be automatically extended to such Closing
Date.

    13.1 Selling Parties' Obligations at the Closing. At the Closing, the Sellers
shall deliver or cause to be delivered to Purchaser: All intellectual property for OneModelPlace.com, and such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Purchaser's counsel, so as to effectively vest in the Purchaser good title to the Web Domain, together with all documents, books and records required to be delivered to the Purchaser under the provisions of the Agreement, free and clear of all liens and encumbrances.

The Seller, at any time before or after the Closing, shall execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by the Purchaser and shall take any other action consistent with the terms of the Agreement that may reasonably be requested by the Purchaser for the purpose of assigning, transferring, granting, conveying and confirming to the Purchaser, or reducing to possession, the intellectual property and web domain. If requested by the
Purchaser, Sellers agree to prosecute or otherwise enforce in their own names for the benefit of the Purchaser any claims, rights or benefits that are transferred to the Purchaser by this Agreement and that require prosecution or enforcement in either of the Sellers' name. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at the
Purchaser's expense, unless the prosecution or enforcement is made necessary by a breach of the Agreement by the Selling Parties.

    13.2 Purchaser's Obligation at the Closing. At the Closing, the Purchaser
shall deliver to the Sellers against delivery of the items specified; and execute instructions to the Purchaser's stock transfer agent to prepare certificates for that number of shares of Restricted Stock of Purchaser. The Restricted Stock
issued shall come with restricted legends and stop transfer instructions. Such
Restricted Stock shall be delivered to the Sellers, or its nominee, in the relative proportions within seven (7) business days after the Closing.

        14. MISCELLANEOUS

    14.1 Further Actions. Each party shall execute and deliver such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by the Agreement.

    14.2 Severable Covenants. In the event that any provision contained herein is declared invalid or illegal, the other provisions hereof shall not be affected or impaired thereby and shall remain valid and enforceable.

    14.3 Specific Performance. In the event of a breach or threatened breach by any party hereto of the provisions of the Agreement, any other party hereto shall be entitled to specific performance. Nothing herein shall be construed as prohibiting any party hereto from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

    14.4 Nominee. In the event Purchaser elects to assign the Agreement to a wholly owned subsidiary of Purchaser other than TvTaxi, Inc., Sellers hereby consent to any such assignment so long as Purchaser unconditionally and irrevocably guarantees the obligations of such subsidiary hereunder and any stock issued is that of Purchaser. The foregoing notwithstanding Sellers hereby agree that the
Purchaser may assign the Agreement to TvTaxi without Sellers' consent.

        15. Counterparts. This Purchase agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. In addition, execution of the Agreement may be transmitted by one party to the other via facsimile.

IN WITNESS WHEREOF, the Parties to the Agreement have duly executed it as of the day and year first above written.

PRINTVILLAGE                                        PRINTVILLAGE, INC.

ATTEST:

/s/ Brett Cramer                                  /s/ Michael Choo
---------------------------------                 ---------------------------------
    Brett Cramer, Vice President                      Michael Choo, President

ONEMODELPLACE:                                      ONEMODELPLACE.COM

ATTEST:

/s/ Kathi E. Burden                              /s/ Stuart Burden
---------------------------------           ---------------------------------
    Witness                                          Stuart Burden, Owner